 Exhibit 99.1

Iridium Stockholders Approve Acquisition by Rocket Lab

Stockholder approval marks important milestone toward completion of transaction

MCLEAN, Va., and LONG BEACH, Calif., September 24, 2026 – Iridium Communications Inc. (Nasdaq: IRDM) (“Iridium” or the “Company”), a leading provider of global voice, data, aircraft surveillance, and positioning, navigation, and timing (PNT) satellite services, and Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab”), a global leader in launch and space systems, today announced that Iridium stockholders have adopted the previously announced Agreement and Plan of Merger under which Rocket Lab will acquire Iridium.

Based on the results of the special meeting of Iridium stockholders held today, approximately 99.6% of the votes cast were voted in favor of the transaction, representing approximately 81.0% of Iridium’s outstanding shares of common stock entitled to vote. Complete voting results will be reported in a Current Report on Form 8-K to be filed by Iridium with the U.S. Securities and Exchange Commission.

“We appreciate the strong support of our stockholders for this transaction and the bright future we are building with Rocket Lab,” said Matt Desch, CEO, Iridium. “Today’s vote is an important milestone toward bringing together two companies with complementary capabilities, a shared commitment to innovation, and deep experience supporting some of the world’s most critical missions. We look forward to completing the transaction and entering this exciting next chapter with Rocket Lab.”

“Today’s vote is an important milestone in bringing together Rocket Lab and Iridium to create a next generation space powerhouse,” said Sir Peter Beck, Rocket Lab Founder and CEO. “We’re grateful to have the strong support of Iridium’s shareholders in this important step, bringing us closer to combining Iridium’s trusted global network, spectrum and decades of operating experience with Rocket Lab’s extensive launch and space systems capabilities to unlock a new era of space applications. We’re excited about what we can build together for customers, governments and millions of people around the world once the transaction closes.”

Under the terms of the transaction, Iridium stockholders will receive $27.00 in cash and a number of shares of Rocket Lab common stock calculated pursuant to an exchange ratio, subject to a collar, for each share of Iridium common stock outstanding at closing. The transaction has a notional value of $54.00 per share of Iridium common stock.

The transaction is expected to be completed by mid-2027, subject to the remaining required regulatory approvals and the satisfaction of other customary closing conditions.

For more information about Iridium visit www.iridium.com

For more information about Rocket Lab visit www.rocketlabcorp.com

About Iridium Communications Inc.

Iridium Communications Inc. (Nasdaq: IRDM) operates the world's only truly global mobile satellite network. It serves as a platform for innovation, enabling voice, data, and messaging, positioning, navigation, and timing (PNT), and aircraft surveillance services anywhere on Earth. Through its satellite constellation and integrated capabilities like Aireon, the world's only space-based air traffic surveillance system, Iridium delivers services that support safety-focused operations across aviation, maritime, government, industrial, and consumer markets. The company is a leader in satellite Internet of Things (IoT) connectivity and is advancing direct-to-device (D2D) communications based on open standards to expand access to satellite services.

Headquartered in McLean, Virginia, Iridium innovates through an ecosystem of more than 500 technology and distribution partners, serving millions of customers worldwide. For more information visit www.iridium.com.

About Rocket Lab

Rocket Lab is a leading space company that provides launch services, spacecraft, payloads and satellite components serving commercial, government, and national security markets. Rocket Lab’s Electron rocket is the world’s most frequently launched orbital small rocket; its HASTE rocket provides hypersonic test launch capability for the U.S. government and allied nations; and its Neutron launch vehicle in development will unlock medium launch for constellation deployment, national security and exploration missions. Rocket Lab’s spacecraft and satellite components have enabled more than 1,700 missions spanning commercial, defense and national security missions including GPS, constellations, and exploration missions to the Moon, Mars, and Venus. Rocket Lab is a publicly listed company on the Nasdaq stock exchange (RKLB). Learn more at www.rocketlabcorp.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof, expectations regarding regulatory approvals, and intentions with respect to financing the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the U.S. Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026 in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.

Contacts

Iridium Media Jordan Hassin Media@iridium.com +1 (703) 287-7421	Rocket Lab Media Morgan Connaughton Media@rocketlabusa.com

Investor Relations Kenneth Levy Ken.Levy@iridium.com +1 (703) 287-7570	Investor Relations Patrick Vorenkamp Investors@rocketlabusa.com

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